SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 29, 2002

(Date of Report)

AT&T WIRELESS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16567	91-1379052

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Address of Principal Executive Offices, including Zip Code)

(425) 580-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

         On January 29, 2002, AT&T Wireless Services, Inc. announced financial results for the fourth quarter of 2001 and for the year ended December 31, 2001. A summary of these results is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

99.1	Summary of financial results for the fourth quarter of 2001 and year ended December 31, 2001.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T WIRELESS SERVICES, INC.

Dated: February 4, 2002	By /s/ Benjamin F. Stephens Benjamin F. Stephens Assistant Secretary

Exhibit Index

99.1	Summary of financial results for the fourth quarter of 2001 and year ended December 31, 2001.